Exhibit 10.10

FIRST AMENDMENT TO CONSENT AGREEMENT

This First Amendment to Consent Agreement (this “Amendment”), dated as of February 10, 2012, is entered into by Chevron Phillips Chemical Company LLC, a Delaware limited liability company (the “Company”), ConocoPhillips, a Delaware corporation (“ConocoPhillips”), ConocoPhillips Company, a Delaware corporation and a wholly-owned Subsidiary of ConocoPhillips (“COPCo”), Phillips Chemical Holdings Company, a Delaware corporation and a wholly-owned Subsidiary of ConocoPhillips (“Chemical Holdings”), WesTTex 66 Pipeline Company, a Delaware corporation and a wholly-owned Subsidiary of ConocoPhillips (“WesTTex 66”), Phillips Petroleum International Corporation, a Delaware corporation and a wholly-owned Subsidiary of ConocoPhillips (“PPIC” and together with COPCo, Chemical Holdings and WesTTex 66, the “Class P Members”), Chevron Corporation, a Delaware corporation (“Chevron”), and Chevron U.S.A. Inc., a Pennsylvania corporation and a wholly-owned Subsidiary of Chevron (the “Class C Member”). Any capitalized terms used but not defined herein shall have the same meanings set forth in the Consent Agreement (as defined below).

RECITALS

WHEREAS, the Company, ConocoPhillips, the Class P Members, Chevron and the Class C Member entered into that certain Consent Agreement dated as of November 11, 2011 (the “Consent Agreement”);

WHEREAS, the Class C Member and the Class P Members concurrently herewith are amending the Second Amended and Restated Limited Liability Company Agreement of the Company (as amended, the “LLC Agreement”) to increase the total number of voting Directors from four (4) to six (6), consisting of three (3) Class P Directors and three (3) Class C Directors; and

WHEREAS, the parties hereto desire to amend the Consent Agreement as set forth below in order to cause Exhibit B to the Consent Agreement (the form of the Third Amended and Restated LLC Agreement) to reflect the aforementioned amendments to the LLC Agreement.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	AMENDMENTS TO THE CONSENT AGREEMENT

1.1 Section 13(d) of the Consent Agreement is hereby amended to replace the phrase “Section 12” set forth therein with the phrase “Section 13.”

1.2 Exhibit B to the Consent Agreement (“Exhibit B”) is hereby amended as follows:

1.2.1 Immediately following the eighth “WHEREAS” clause in the Recitals of Exhibit B, the following paragraph is hereby inserted:

“WHEREAS, the Second Amended & Restated LLC Agreement was amended, effective as of February __, 2012, by Third Amendment to the Second Amended and Restated Limited Liability Company Agreement of Chevron Phillips Chemical Company LLC; and”

1.2.2 The paragraph in Exhibit B immediately following the insert referred to in Section 1.2.1 above is hereby amended and restated in its entirety to read as follows:

“WHEREAS, the Second Amended & Restated LLC Agreement was amended, effective as of                         , 20        , by Fourth Amendment to the Second Amended and Restated Limited Liability Company Agreement of Chevron Phillips Chemical Company LLC to reflect the admission of [SpinCo Sub] as a substitute Member; and [ADD ANY FURTHER AMENDMENTS REQUIRED FOR SUBSTITUTE MEMBERS PURSUANT TO THE CONSENT AGREEMENT]”

1.2.3 Section 4.2 of Exhibit B is hereby amended and restated in its entirety to read as follows

“4.2 Number and Classes of Directors. The Board of Directors shall consist of six (6) voting Directors (the “Voting Directors”) and two (2) non-voting Directors (the “Non-Voting Directors”).”

1.2.4 Section 4.3 of Exhibit B is hereby amended and restated in its entirety to read as follows:

“4.3 Election and Removal of Directors. The Directors shall be elected as follows:

(a) The Class C Member(s) shall elect three (3) Voting Directors (individually, a “Class C Director”, and together, the “Class C Directors”).

(b) The Class P Member(s) shall elect three (3) Voting Directors (individually, a “Class P Director”, and together, the “Class P Directors”).

(c) The Class C Member(s) may remove, at any time, any or all of the Class C Directors, with or without cause. The Class P Member(s) may remove, at any time, any or all of the Class P Directors, with or without cause.

(d) The chief executive officer and the chief financial officer of the Company shall be ex officio the two Non-Voting Directors. The Non-Voting Directors may be removed at any time by the Board of Directors. If either the office of chief executive officer or the office of chief financial officer is vacant, the Non-Voting Director position associated with such office shall also be vacant.”

II.	MISCELLANEOUS

2.1 Full Force and Effect. Except as amended by this Amendment, the Consent Agreement continues in full force and effect, and the parties hereto hereby ratify and confirm the Consent Agreement, as amended hereby. All references to the “Consent Agreement,” “herein,” “hereof,” “hereunder” or words of similar import in the Consent Agreement shall be deemed to mean the Consent Agreement as amended by this Amendment.

2.2 Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

2.2.1 This Amendment shall be governed by and construed under the substantive laws of the State of Delaware, without regard to Delaware choice of law provisions.

2.2.2 Each party hereto irrevocably submits to the jurisdiction of any Delaware state court or any federal court sitting in the State of Delaware in any action arising out of or relating to this Amendment, and hereby irrevocably agrees that all claims in respect of such action may be heard and determined in such Delaware state or federal court. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

2.2.3 To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each party hereto hereby irrevocably waives such immunity in respect of its obligations with respect to this Amendment.

2.2.4 Each party hereto waives, to the fullest extent permitted by applicable laws, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Amendment. Each party hereto certifies that it has been induced to enter into this Amendment by, among other things, the mutual waivers and certifications set forth above in this Section 2.2.

2.3 Counterparts. This Amendment may be executed in multiple counterparts including through electronically exchanged signature pages (e.g., emailed PDFs or facsimile transmissions), one for each of the parties hereto, and each of the counterparts when executed and delivered shall be deemed to be an original and all of such counterparts together shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Consent Agreement to be duly executed and delivered, all as of the date first set forth above.

CONOCOPHILLIPS

By:	/s/ Frances M.Vallejo
Name: Frances M. Vallejo
Title: Vice President & Treasurer

CONOCOPHILLIPS COMPANY

By:	/s/ Frances M.Vallejo
Name: Frances M. Vallejo
Title: Vice President & Treasurer

PHILLIPS CHEMICAL HOLDINGS COMPANY

By:	/s/ Frances M. Vallejo
Name: Frances M. Vallejo
Title: Vice President & Treasurer

WESTTEX 66 PIPELINE CO.

By:	/s/ Frances M. Vallejo
Name: Frances M. Vallejo
Title: Vice President & Treasurer

PHILLIPS PETROLEUM INTERNATIONAL CORPORATION

By:	/s/ Frances M. Vallejo
Name: Frances M. Vallejo
Title: Vice President & Treasurer

[Signature Page to Consent Agreement Amendment]

CHEVRON CORPORATION

By:	/s/ Kari H. Endries
Name: Kari H. Endries
Title: Assistant Secretary

CHEVRON U.S.A. INC.

By:	/s/ Michael W. Woody
Name: Michael W. Woody
Title: Assistant Secretary

CHEVRON PHILLIPS CHEMICAL COMPANY LLC

By:	/s/ Timothy J. Hill
Name: Timothy J. Hill
Title: SVP, Legal & Public Affairs

[Signature Page to Consent Agreement Amendment]